UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 25, 2012

NuPathe Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34836	20-2218246
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

227 Washington Street Suite 200 Conshohocken, Pennsylvania	19428
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 567-0130

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On September 25, 2012, NuPathe Inc. (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain qualified institutional purchasers and individual investors (each, an “Investor” and, collectively, the “Investors”), pursuant to which the Company agreed to sell to the Investors units of the Company’s securities (the “Units”) for an aggregate purchase price of $28.0 million (the “Proposed Financing”).  The per Unit purchase price for the Units will be $2.00, and each Unit will consist of one one-thousandth (1/1,000) of a share of the Company’s to-be designated Series A Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), and a warrant (the “Warrants”) to purchase one share of the Company’s common stock, par value $0.001 per share (“Common Stock”), at an exercise price of $2.00 per share.

The Purchase Agreement contains representations, warranties and covenants of the Company and the Investors, including, among others, indemnification obligations of the Company for the benefit of the Investors.  The closing of the Proposed Financing is subject to the Company’s obtaining a financial viability exception from obtaining stockholder approval under Rules 5635(f) of the NASDAQ Stock Market Rules, or, if the Company fails to obtain such exception, obtaining approval by holders representing a majority of votes cast on the Proposed Financing as required under Rule 5635(d) of the NASDAQ Stock Market Rules.  In addition to obtaining the financial viability exception or stockholder approval, the closing of the Proposed Financing is subject to certain specified conditions, each of which may be waived by Quaker Bioventures II, L.P. and Safeguard Delaware, Inc. (the “Lead Investors”), including, among others:

•                  that there has not occurred any event which would reasonably be expected to have a Material Adverse Effect (as defined in the Purchase Agreement) on the Company;

•                  that the Company has filed the Certificate of Designation (as defined below);

•                  that the Common Stock is authorized for quotation and listed on the Nasdaq Global Market and trading in the Common Stock (or on the Nasdaq Global Market generally) has not been suspended by the Securities and Exchange Commission (the “SEC”) or the Nasdaq Global Market;

•                  that the aggregate investment amount under the Purchase Agreement is at least equal to $27 million;

•                  that the Third Loan Modification Agreement with Silicon Valley Bank and MidCap Funding III, LLC, dated September 25, 2012, remains in full force and effect and has not been modified, amended or rescinded;

•                  that Silicon Valley Bank and MidCap Funding III, LLC, or another lender approved by the Lead Investors, have (i) consented to the transactions contemplated by the Purchase Agreement, and (ii) confirmed that no default or event of default has occurred with respect to the Company’s indebtedness to such parties;

•                  the number of members of the Board of Directors being fixed at eight; and

•                  one designee to be named by Quaker Bioventures II, L.P. and two designees to be named by Safeguard Delaware, Inc. being appointed to the Company’s Board of Directors.

Assuming receipt of the financial viability exception or stockholder approval and the satisfaction of the other closing conditions, the Company anticipates that the Proposed Financing will close one trading day after satisfaction of the closing conditions.  The Purchase Agreement shall terminate if the closing has not occurred by December 31, 2012.

Pursuant to the Purchase Agreement, the Company is required to prepare and file with the SEC a registration statement covering the resale of 125% of the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock or exercise of the Warrants purchased by the Investors and any other shares of Common Stock held by the Investors as of the date of the Purchase Agreement.  The Company is required to file such registration statement within 20 days after the closing of the Proposed

Financing and to use commercially reasonable efforts to cause such registration statement to be declared effective within 105 days of the closing and to remain effective during the periods specified in the Purchase Agreement.  If the Company breaches its obligations to have the registration statement declared effective or remain effective then the Company will be obligated to pay to the Investors liquidated damages in certain circumstances.  Such liquidated damages are capped at 10% of the Registrable Securities’ Value (as defined in the Purchase Agreement).

The foregoing is a summary description of certain terms of the Purchase Agreement and, by its nature, is incomplete. A copy of the Purchase Agreement is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. All readers are encouraged to read the entire text of the Purchase Agreement.

Series A Preferred Stock

The terms, rights and privileges of the Series A Preferred Stock will be set forth in the Certificate of Powers, Designations, Preferences Rights and Qualifications, Limitations or Restrictions of Series A Preferred Stock (the “Certificate of Designation”), to be filed by the Company with the Delaware Secretary of State.

The holders of the Series A Preferred Stock are entitled to receive cumulative dividends at a rate per annum of 8% of $2.00 per 1/1,000 of a share of Series A Preferred Stock (which rate shall increase to 12% if the Company has not obtained approval by the United States Food and Drug Administration (the “FDA”) of the Company’s NP101 product on or before June 30, 2013).  Upon the liquidation, sale or merger of the Company, each holder of Series A Preferred Stock is entitled to receive for each 1/1,000 of a share owned by such holder an amount equal to the greater of (i) $2.00, plus all accrued but unpaid dividends and interest, and (ii) the amount such holder would have received if such 1/1,000 of a share had been converted to Common Stock immediately prior to such event.

The holders of the Series A Preferred Stock are entitled to vote as a single class with the holders of the Common Stock, with each 1/1,000 of a share of Series A Preferred Stock having the right to 0.461 votes.  The holders of the Series A Preferred Stock, voting together as a single class, are entitled to elect a number of directors (the “Series A Directors”) equal to (A) the total number of directors on the board multiplied by (B) a fraction, the numerator of which is the total number of votes that the holders of the shares of Series A Preferred Stock are entitled to cast with respect to such shares of Series A Preferred Stock, and the denominator of which is the total number of votes that may be cast by all of the holders of the Common Stock and the Series A Preferred Stock, voting together as a single class, and (C) rounded up to the next whole number.  The Series A Preferred Stock will initially be entitled to elect 3 Series A Directors.  Pursuant to the terms of the Purchase Agreement, the Investors are required to deliver irrevocable proxies to each of the Lead Investors to empower the Lead Investors to vote for the individuals to be designated by such Lead Investors as the Series A Directors.

Each 1/1,000 of a share of Series A Preferred Stock is convertible, at the holder’s option, into such number of shares of Common Stock equal to (i) $2.00 divided by the conversion price then in effect (which conversion price is initially equal to $2.00), plus (ii) an amount equal to all accrued but unpaid dividends on such fractional share divided by the closing price of Common Stock on the trading day immediately preceding the date of conversion, unless the Company has elected to pay the dividend amount in cash upon conversion.  The conversion price of the Series A Preferred Stock is subject to “full ratchet” antidilution protection such that, in the event the Company issues shares of Common Stock or securities convertible into shares of Common Stock at an effective per share price less than the conversion price then in effect, the conversion price shall be reduced to the effective price per share for such additional shares of Common Stock.

The shares of Series A Preferred Stock will automatically convert into Common Stock upon:

•                  the consent of the holders of a majority of the shares of the Series A Preferred Stock;

•                  the conversion of the majority of shares of the Series A Preferred Stock; or

•                  the second to occur of (A)  FDA approval of the Company’s NP101 product candidate and (B) consummation of a financing, licensing, partnership or other corporate collaboration resulting in gross proceeds to the Company of at least $22 million.

For so long as any shares of Series A Preferred Stock are outstanding, the vote or consent of the holders of a majority of the then outstanding shares of Series A Preferred Stock is required to approve:

•                  any change in the rights or preferences of the Series A Preferred Stock;

•                  any increase in the authorized number of shares of Series A Preferred Stock;

•                  the creation or issuance any securities senior or pari passu to the Series A Preferred Stock;

•                  any liquidation, sale or merger transaction;

•                  any exclusive license of the Company’s NP101 product;

•                  any increase in the amount of the Company’s indebtedness in excess of $9,000,000;

•                  any prepayment of indebtedness;

•                  any issuance of equity compensation to employees or consultants outside of the Company’s equity incentive plan; or

•                  any dividend on the Common Stock.

The foregoing is a summary description of certain terms of the Certificate of Designations and, by its nature, is incomplete. A copy of the Certificate of Designations is filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference. All readers are encouraged to read the entire text of the Certificate of Designations.

Warrants

The Warrants will entitle the holder thereof to purchase one share of Common Stock at a price of $2.00 per share.  The exercise price of the Warrants is subject to “full ratchet” antidilution protection such that, in the event the Company issues shares of Common Stock or securities convertible into shares of Common Stock at an effective per share price less than the exercise price then in effect, the exercise price shall be reduced to the effective price per share for such additional shares of Common Stock.  The “full ratchet” antidilution feature of the Warrants will terminate concurrently with the automatic conversion of the Series A Preferred Stock.  The Warrants will have 5 year terms and be exercisable commencing six months from the date of issuance, and may be exercised by paying the exercise price of $2.00 per share, or pursuant to a “cashless exercise.” The Warrants will not contain a “Black Scholes make-whole” provision in the event of a change of control or other fundamental transaction involving the Company.

The foregoing is a summary description of certain terms of the Warrants, and, by its nature, is incomplete. A copy of the Warrant is filed as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference. All readers are encouraged to read the entire text of the Warrant.

Additional Information

Securities to be issued upon the closing of the Proposed Financing have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or applicable state securities laws, and unless so registered, any such securities sold may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the 1933 Act and applicable state securities laws. This report does not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

In the event the Company is unable to obtain the financial viability exception, it intends to file with the SEC a proxy statement and other relevant documents in connection with the special meeting of stockholders, and such proxy statement will be distributed to the Company’s stockholders prior to the special meeting. Investors and stockholders are urged to read the proxy statement if and when it becomes available because it will contain important information about the matters before the stockholders at the special meeting, including the issuance of shares of preferred stock and warrants being sold in the Proposed Financing.

If the Company files the proxy statement, Investors will be able to obtain a copy of such proxy statement and other relevant, filed documents described herein free of charge at the SEC’s web site (http://www.sec.gov).

If the Company files the proxy statement, the Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders at the special meeting of stockholders or any adjournment or postponement thereof. Information about the Company’s directors and executive officers is contained in its proxy statement filed with the SEC for the Company’s annual meeting of stockholders held on June 7, 2012.

Cautions About Forward-Looking Statements

This report contains forward-looking statements, including statements about the terms, timing, completion and effects of the Proposed Financing and the Company’s intended use of proceeds therefrom. However, the Company may not be able to complete the Proposed Financing on the terms described herein or other acceptable terms or at all because of a number of factors, including the failure to obtain the requisite stockholder approval for the Proposed Financing or to satisfy the other closing conditions in the Purchase Agreement, and even if the Proposed Financing is consummated, the Company’s future growth plans may not be successful.

Item 3.02                                             Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02 in its entirety.  The Units are to be sold to the Investors in reliance upon an exemption from registration afforded by Section 4(2) of the 1933 Act and Rule 506 of Regulation D promulgated thereunder. Each of the Investors is an “accredited investor” within the meaning of Regulation D.

Item 7.01                                             Regulation FD Disclosure.

On September 25, 2012, the Company issued a press release announcing that it has entered into the Purchase Agreement. A copy of the press release is attached as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Securities Purchase Agreement, dated September 25, 2012 among NuPathe Inc. and the investors named therein.

99.2	Form of Certificate of Powers, Designations, Preferences, Rights and Qualifications, Limitations or Restrictions of Series A Preferred Stock.

99.3	Form of Warrant.

99.4	Press Release of NuPathe Inc., dated September 25, 2012.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUPATHE, INC.

Date: September 26, 2012	By:	/S/ KEITH A. GOLDAN
Keith A. Goldan
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Securities Purchase Agreement, dated September 25, 2012 among NuPathe Inc. and the investors named therein.

99.2	Form of Certificate of Powers, Designations, Preferences, Rights and Qualifications, Limitations or Restrictions of Series A Preferred Stock.

99.3	Form of Warrant.

99.4	Press Release of NuPathe Inc., dated September 25, 2012.